================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                            ------------------------



         Date of Report (Date of Earliest Event Reported): June 17, 2003

                             BARNEYS NEW YORK, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                  0-26229                               13-4040818
-------------------------------------      -------------------------------------
         (Commission File Number)          (I.R.S. Employer Identification No.)

575 FIFTH AVENUE
NEW YORK, NEW YORK                                        10017
----------------------------------------   -------------------------------------
 (Address of Principal Executive offices)                (Zip Code)

                                 (212) 339-7300
--------------------------------------------------------------------------------
               (Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed Since Last Report)

================================================================================

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)   Exhibits.
                    ---------

              99.1  Press release of Barneys New York, Inc. dated June 17, 2003.


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS ITEM 9 IS FURNISHED UNDER ITEM 12).

              The following disclosure is being furnished pursuant to Item 12 of this Form 8-K.

              The information set forth in the press release issued by Barneys New York, Inc. announcing results for the quarterly period ended May 3, 2003, attached hereto as Exhibit 99.1, is incorporated herein by reference.

                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          BARNEYS NEW YORK, INC.


Date:      June 17, 2003                   By:  /s/ Steven M. Feldman
                                              ----------------------------------
                                              Steven M. Feldman
                                              Executive Vice President,
                                              Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.        Exhibit
-----------        -------

99.1               Press release of Barneys New York, Inc. dated June 17, 2003.